SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------
                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)

                     of the Securities Exchange Act of 1934

                                 --------------
                           Date of Report: April 28, 2000

                                  Designs, Inc.

             (Exact name of registrant as specified in its charter)

                                    Delaware

                                   ----------
                 (State or other jurisdiction of incorporation)

                     0-15898                            04-2623104
             ------------------------                -----------------
             (Commission File Number)          (IRS Employer Identification No.)

   66 B Street, Needham, MA          02494              781-444-7222
--------------------------------     ---------           -------------
    Address of principal            (Zip Code)   (Registrant's telephone number,
    executive offices)                                 including area code)

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DESIGNS, INC.

Item 5.

          Cautionary Statements Concerning Forward-Looking Information

                                 April 28, 2000

      Designs, Inc. (the "Company") is filing this Report with the Securities and Exchange Commission in order to set forth in a readily available document certain significant risks and uncertainties that are important considerations to be taken into account in conjunction with consideration and review of the Company's reports, registration statements, information statements, press releases, and other publicly-disseminated documents (including oral statements concerning Company business information made on behalf of the Company) that include forward-looking information.

      The nature of forward-looking information is that such information involves assumptions, risks and uncertainties. Certain public documents of the Company and oral statements made by authorized officers, directors, employees, agents and representatives of the Company, acting on its behalf, may include forward-looking information which will be influenced by the following and other assumptions, risks and uncertainties. Forward-looking information requires management of the Company to make assumptions, estimates, forecasts and projections regarding the Company's future results as well as the future effectiveness of the Company's strategic plans and future operational decisions. Forward-looking statements made by or on behalf of the Company are subject to the risk that the forecasts, projections, and expectations of management, or assumptions underlying such forecasts, projections and expectations, may become inaccurate. Accordingly, the Company's future financial positions, its actual results of operations and the implementation of its plans and operations may differ materially from forward-looking statements made on behalf of the Company. The following discussion identifies certain important factors that could affect the Company's financial position, its actual results of operations, and its actions and could cause the Company's financial position, its results of operations, and actions to differ materially from any forward-looking statements made by or on behalf of the Company. Other factors, which are not identified herein, could also have such an effect.

DEPENDENCE ON LEVI STRAUSS & CO. MERCHANDISE, ADVERTISING AND MARKET POSITION

      Almost all of the Company's revenue is derived from the operation of its retail stores. Despite the Company's efforts to become less dependent upon the sale of Levi Strauss & Co. brand

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merchandise, substantially all of the merchandise sold to consumers through the
Company's stores continues to be merchandise manufactured by Levi Strauss & Co. and its licensees. The Company does not now have, and never has had, any agreement with Levi Strauss & Co. guaranteeing minimum quantities of merchandise, nor guaranteeing a particular mix of merchandise by style, size, fit or color, to be supplied to the Company, establishing a price structure for the Company's purchases of Levi Strauss & Co. brand merchandise, or compelling the Company to purchase minimum quantities or specific styles, sizes, fits or colors of merchandise. The Company has no assurance that it will be able to continue to purchase merchandise from Levi Strauss & Co. or its licensees in adequate quantities, in suitable proportions with respect to style, size, fit and color, or on terms that are comparable to those available to other retailers that compete with the Company. Moreover, the Company stocks its Levi's(R) Outlet by Designs stores and the Docker's(R) Outlet stores by Designs exclusively with manufacturing overruns, merchandise manufactured exclusively for outlets, discontinued lines and irregulars purchased directly from Levi Strauss & Co. By its nature, this merchandise, including the most popular Levi Strauss & Co. styles of merchandise and the breadth of the mix of this merchandise, is subject to limited availability. This merchandise, when purchased from Levi Strauss & Co. exclusively for sale in outlet stores, is allocated by Levi Strauss & Co., in its sole discretion, among outlet stores operated by an affiliate of Levi Strauss & Co., the Company and the other authorized operators of Levi's(R) Outlet stores.

      The Company would be materially and adversely affected by any material reductions in the availability of adequate quantities of Levi Strauss & Co. and manufacture overruns, discontinued lines and irregulars sold through the Company's outlet stores. The Company also would be materially and adversely affected by any material deterioration in the suitability of the style, size, fit and color assortment of merchandise offered to the Company by Levi Strauss & Co. or any adverse change in Levi Strauss & Co. business, marketing strategy or share of the casual apparel market in the United States. The Company would be materially and adversely affected by any significant increase in the prices the Company must pay for Levi Strauss & Co. merchandise, or any other factor that has a negative impact on consumer demand for Levi Strauss & Co. brand products. The Company also may be materially and adversely affected in the event of negative publicity concerning the reputation of Levi Strauss & Co. or the reputation of its merchandise.

RISK OF RESTRICTION ON USE OF LEVI STRAUSS & CO. TRADEMARKS, SERVICE MARKS, TRADE DRESS AND TRADE NAMES

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      The Company uses certain trademarks, service marks, logos, trade names and brand names of Levi Strauss & Co. in their store names, displays and advertising with the permission of Levi Strauss & Co. The Company has an agreement with Levi Strauss & Co. to use certain Levi Strauss & Co. trademarks on the Company's store signs. The Company makes no payments to Levi Strauss & Co. or its affiliates with respect to the use of such trademarks, service marks, logos, trade names, and trade dress.

     On October 31, 1998, the Company and Levi Strauss & Co. amended the trademark license agreement (as amended, the "Outlet License Agreement") that authorizes the Company to use certain Levi Strauss & Co. trademarks in connection with the operation of the Company's Levi's (R) Outlet by Designs and Dockers (R) Outlet by Designs stores in 25 states in the eastern portion of the United States. Subject to certain default provisions, the term of the Outlet License Agreement was extended to September 30, 2004, and the license for any particular store is the period co-terminous with the lease term for such store (including extension options). The Outlet License Agreement now provides that the Company has the opportunity to extend the term of the license associated with one or more of the Company's older Levi's (R) Outlet by Designs stores by either renovating the store or replacing the store with a new store with an updated format an fixturing. In order to extend the license associated with each of the Company's 59 older outlet stores, the Company must, subject to certain grace periods, complete these renovations or the construction of replacement stores by December 31, 2004. As leases expire, the Company may lose the right to use the Levis (R) trademark in connection with certain Levi's (R) Outlet by Designs stores. At January 30, 1999, the average remaining lease term (including extension options) of the Company's Levi's (R) Outlet by Designs and Dockers (R) Outlet by Designs stores was approximately 9.6 years.

      The Company could be materially and adversely affected by significant limitations imposed on their use of Levi Strauss & Co. trademarks, service marks, trade names, logos, trade dress or brand names.

COMPETITION

      Competition in markets for the Company's products occurs in a variety of ways, including, among other factors, price, quality, reputation, brand image and recognition, ability to anticipate fashion trends and customer preferences, store design and location, merchandise mix, inventory control, quality control of the Company's products, store visual presentation, advertising and customer service. Other factors that will affect the Company's competitive position include uncertainties associated with product procurement from an increasing number of merchandise vendors, the effectiveness of the advertising and promotional efforts by those vendors and the Company, and the Company's ability to select and offer consumers a broad range of merchandise.

      The intensity of the competition faced by the Company and the rapid changes in consumer preferences that can occur in the casual

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apparel markets pose significant risks to the Company. The Company faces competition from a number of national and regional department, specialty and discount chain stores that offer Levi Strauss & Co. brand and other brand name products. Many of the Company's principal competitors have greater market share and financial resources than the Company and there are no assurances that the Company will be able to compete successfully with these competitors in the future.

      Levi Strauss & Co., through its wholly owned subsidiary, Levi's Only Stores, Inc., has opened retail stores, including Original Levi's Stores(TM) and Levi's(R) Outlet stores, in the United States and elsewhere. The Company understands that stores owned and operated by Levi's Only Stores, Inc., including Original Levi's Stores(TM), Levi's(R) Outlet stores, Dockers(R) Shop stores, and Dockers(R) Outlet stores, may feature one or more Levi Strauss & Co. brands of merchandise and, thereby, compete with the Company's stores. Levi Strauss & Co. and its affiliates currently operate stores that compete directly with the Company's stores. Further, Levi Strauss & Co. and its affiliates are permitted to open additional stores in the Company's territory that would compete directly with the Company's stores.

ADVERTISING AND PROMOTION

      For almost 21 years the Company has enjoyed the benefit of being closely identified with Levi Strauss & Co. The Company is directly affected by the success or failure of the advertising and promotional efforts of Levi Strauss & Co. Moreover, there are no assurances that the future advertising efforts of the Company, Levi Strauss & Co., or other licensee's will result in increased sales.

      Historically, the Company received co-operative advertising allowances from Levi Strauss & Co. that funded as much as one third of the Company's annual advertising expenditures. There are no assurances that the company will continue to receive co-operative advertising allownaces. Accordingly, the Company's business may require increased expenditures for marketing and advertising. There are no assurances that such increased expenditures will be financially possible or, if undertaken, will result in increased sales.

LIMITATIONS ON STORE EXPANSION

 Levi Strauss & Co. can inform the Company at any time that it does not see an opportunity for the Company to increase the number of its Levi's(R) Outlet by Designs stores. Accordingly, the Company's ability to increase the number of stores it operates depends exclusively upon Levi Strauss & Co. The Company's ability to successfully develop, open (including, in certain cases, the conversion of existing stores) and operate stores that meet Levi Strauss & Co. high standard, is an integral part of the Levi Strauss & Co. new store approval process. The Company anticipates that new store locations and existing store relocations will continue to be subject to new branch opening approval policies and practices of Levi Strauss & Co. The Company expects to continue to work closely with Levi Strauss & Co. in evaluating product availability for existing and new store locations and must obtain the approval of Levi Strauss & Co. before opening new stores. Also, there are no assurances that new stores will achieve profitability or that existing profitable stores will remain so. During the term of the current Trade Mark License agreement.

RISKS ASSOCIATED WITH THE OPENING OF NEW STORES

      To the extent that the Company opens new stores, any such store expansion efforts will depend upon on a number of general factors including the Company's ability to identify and secure suitable store locations, the negotiation of acceptable lease

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terms, merchandise availability, and the Company's future financial resources.
There are no assurances that the Company will be successful in either obtaining suitable store locations for new or relocated stores or in negotiating acceptable lease terms for such locations. Also, there are no assurances that new stores will achieve profitability or that existing profitable stores will remain so.

INCREASED DEPENDENCE ON BORROWINGS AND TRADE CREDIT

      In fiscal year 2000, the Company reported a substantial net loss, experienced negative cash flow from operations, made substantial cash outlays associated with certain non-recurring charges, and ended the fiscal year in a net borrowing position. Historically, the Company has financed its working capital and capital expenditure requirements from cash flow from operations, Common Stock offerings and short-term borrowings. The Company has become more dependent upon its revolving credit facility as a source of capital than it has been in the past. The Company also is more dependent upon the availability of trade credit from Levi Strauss & Co. and its licensees of merchandise than it has been in the past. Any material unavailability of revolving credit and/or vendor trade credit would have a material and adverse effect on the operating results and financial position of the Company.

SEASONALITY AND INVENTORY RISK

      Historically, the Company has experienced seasonal fluctuations in revenues and income, with a larger portion of each generated in the second half of the Company's fiscal year as a result of the Fall and Holiday seasons. The seasonal nature of the Company's business requires the Company to increase its inventory levels prior to the latter half of its fiscal year in preparation for such selling seasons. The casual apparel industry has a significant lead time for ordering, production and delivery of merchandise and, therefore, the Company must commit to orders well in advance of the time when such merchandise would be available for sale to consumers. Merchandise orders normally must be placed well in advance of each selling season when customer preferences and fashion trends are not yet evident from customer purchases. Since the Company must enter into commitments and contracts for the purchase of merchandise well in advance of each selling season, the Company is vulnerable to changes in consumer demand and pricing shifts and to errors in selection of styles, quantities, product mix and in the timing of such merchandise purchases. If the Company fails to forecast consumer demand accurately or if there are changes in consumer preferences or market demand after the Company has committed to such purchase and production orders, the Company may encounter difficulty in liquidating its inventory. These variables may have an adverse effect on the Company and the image of the brands offered for sale by the Company as well as its sales, gross margins, earnings results, and financial position.

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INFORMATION SYSTEMS AND CONTROL PROCEDURES

      The Company periodically reviews, improves and, under certain circumstances, replaces its technology and management information systems to provide enhanced support to all operating areas of the Company. While the Company expects to continue to review and upgrade its technology and management information systems, there are no assurances that the Company can successfully implement such enhancements or that such enhancements will support the Company's operating strategies, or, if such upgrades and enhancements are not successfully implemented, that the Company's current systems will continue to support adequately its management information requirements.

      Moreover, while the Company believes its current management information systems are generally adequate to support the Company's business operations, any deficiencies in these systems which could result in less than optimal systems performance could adversely affect the business operations of the Company. There are no assurances that the Company's efforts to improve upon and enhance its present management information systems will resolve or eliminate any existing or potential difficulties.

      The Company successfully implemented a program designed to cause its technology and information systems that are critical to the Company's business to be year 2000 compliant. As of today, system integration is successful. However, there is no guarantee that problems may arise in the future that could have a material and adverse affect on the business, financial condition, and results of operations of the Company. The Company's business also may be negatively affected by vendors, government agencies and other entities with which it has dealings whose technology or systems have year 2000 malfunctions.

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SOURCES OF SUPPLY

      The Company depends upon its unaffiliated vendors to supply high-quality apparel and accessories in a timely manner. If these vendors were to experience significant shortages of products purchased by the Company, such shortages could have a negative effect on the Company's business, including increased costs or difficulty in procuring merchandise.

CONSUMER PREFERENCES

      The casual apparel industry is intensely competitive and subject to rapid changes in consumer preferences and fashion trends. A significant marketing or promotional success by one or more of the Company's existing or yet to be established competitors could adversely affect the Company's competitive position. In addition, in the United States, where the casual apparel market is mature, sales levels may depend in part on whether the Company can increase its market share at the expense of its competitors.

GENERAL ECONOMIC RISK FACTORS

      Forward-looking statements of the Company are subject to the risk that assumptions made by management of the Company concerning future general economic conditions such as recession, inflation, interest rates, tax rates, consumer spending and credit and other future conditions having an impact on retail markets and the Company's business may prove to be incorrect. Adverse changes in such future economic conditions could have an adverse affect on the Company's business.

LITIGATION RISKS

      The Company is subject to the normal risks of litigation with respect to its business operations.

FACTORS AFFECTING THE COMPANY'S BUSINESS ARE SUBJECT TO CHANGE

      This Report contains cautionary statements concerning certain factors that may influence the business of the Company and are made as of the date of this Report. Such factors are subject to change. The cautionary statements set forth in this Report are not intended to cover all of the factors that may affect the Company's business in the future. Forward-looking information disseminated publicly by the Company following the date of this Report may be subject to additional factors hereafter published by the Company.


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                                SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                           DESIGNS, INC.



Dated:  April 28, 2000                         by: /s/ Jeffery M. Unger
                                                   -------------------
                                                   Jeffery M. Unger
                                                   Vice President,
                                                   and Assistant Secretary